SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2005

                        Commission File Number: 000-49620

                                  Cobalis Corp.
                                  -------------
             (Exact name of registrant as specified in its charter)

Nevada                                                                91-1868007
------                                                                ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

2445 McCabe Way, Suite 150, Irvine, CA                                     92614
---------------------------------------                                    -----
(Address of principal executive offices)                              (Zip Code)



                                 (949) 757-0001
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 APPOINTMENT OF PRINCIPAL OFFICERS
-------------------------------------------

On December 1, 2005, Cobalis Corp., a Nevada corporation (the "Registrant") announced that it had hired Thomas Stankovich as its new Executive Vice President, Chief Financial Officer effective immediately. Before joining the Registrant, Mr. Stankovich, 45, previously served as Senior Vice President and Chief Financial Officer of MP Biomedicals from 2003 to the present. From 2001 to 2003, he served as Senior Vice President and Chief Financial Officer for Ribapharm, Inc. (now part of Valeant Pharmaceuticals International). From 1986 to 2001, Mr. Stankovich has served in various executive financial management positions for ICN Pharmaceuticals, Inc. (now renamed Valeant Pharmaceuticals International) including Vice President, Chief Financial Officer for ICN International A.G., and Vice President and Controller for ICN Europe. Mr. Stankovich holds Bachelor of Science degrees in both accounting and finance from California State University, Northridge, which he earned in 1984. Mr. Stankovich is not an officer or director of any other reporting company, nor is he a family member of any current officer or director of the Registrant.

The Registrant has entered into an employment contract with Mr. Stankovich which provides for Mr. Stankovich to serve as the Registrant's Chief Financial Officer and as Executive Vice President for a term of three years, renewable annually, for compensation of a base salary $200,000 per year and other employee benefits, plus a signing bonus of shares of the Registrant's common stock, and stock options/warrants to purchase shares of the Registrant's common stock at $1.75 per share vesting over a period of two years.

ITEM 8.01 OTHER EVENTS.
------------------------

On December 1, 2005, the Registrant made the announcement contained in the attached press release.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Except for historical information contained herein, the matters set forth in this report are forward-looking statements. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including the risks and uncertainties discussed in the Registrant's Safe Harbor Compliance Statement for Forward-looking Statements included in the Registrant's recent filings, including Forms 8-K, 10-KSB and 10-QSB, with the Securities and Exchange Commission.

ITEM 9.01 EXHIBITS.
--------------------

The following exhibits are filed with this report on Form 8-K.

Exhibit Number         Exhibit
--------------         ----------------
99.1                   Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              Cobalis Corp.

December  6, 2005                         By: /s/ Chaslav Radovich
                                              ------------------------------
                                              Chaslav Radovich, President